Ivy Funds

Supplement dated May 7, 2019 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2019

Alexander Ilyasov no longer serves as Portfolio Manager for Ivy ProShares MSCI ACWI Index Fund; however, he now serves as Portfolio Manager for Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund.

The following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by ProShare Advisors — Conflicts of Interest for ProShare Advisors” section beginning on page 59:

The following table provides information relating to the portfolio manager of Ivy ProShares MSCI ACWI Index Fund as of March 31, 2019:

Ryan Dofflemeyer — Ivy ProShares MSCI ACWI Index Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	43	14	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$893.4	$2,221.6	$102.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Dofflemeyer assumed co-investment management responsibilities for Ivy ProShares MSCI ACWI Index Fund effective April 2019.

The following is inserted immediately preceding the “Brokerage Allocation and Other Practices” section on page 60:

As of March 31, 2019, the dollar range of shares beneficially owned by the portfolio manager noted below was:

Manager	Dollar Range of Shares Owned in Ivy ProShares MSCI ACWI Index Fund	Dollar Range of Shares Owned in the Fund Complex
Ryan Dofflemeyer [1]	$0	$0

[1]	Mr. Dofflemeyer assumed co-investment management responsibilities for Ivy ProShares MSCI ACWI Index Fund effective April 2019.

Supplement	Statement of Additional Information	1